EXHIBIT 23.1


        CONSENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS










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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT


         As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our report dated February 25, 2000 included in North Bay Bancorp's Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this Form S-8 registration statement.

                                              /s/ Arthur Andersen LLP

San Francisco, California
August 11,  2000




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